                               FIRST AMENDMENT TO
               ENGINEERING, PROCUREMENT AND CONSTRUCTION AGREEMENT

THIS FIRST AMENDMENT ("Amendment") dated October 8, 1999 is made and entered into by and between Tenaska Georgia I, L.P., a Delaware limited partnership (hereinafter "Owner"), and Zachry Construction Corporation, a Delaware corporation (hereinafter "Contractor").

WHEREAS, Owner and Contractor entered into an Engineering, Procurement And Construction Agreement, dated September 15, 1999, for the engineering, procurement and construction of a dispatchable electric generating facility to be located in Heard County in the State of Georgia (the "EPC Agreement"); and

WHEREAS, Owner and Contractor desire to amend the EPC Agreement.

NOW, THEREFORE, in consideration of the mutual promises and agreements hereinafter set forth, the parties, intending to be legally bound, agree as follows:

1. Capitalized terms used but not defined in this Amendment shall have the meaning assigned to them in the EPC Agreement.

2. The definition for "Interconnection Points" is amended in its entirety to read as follows:

     "INTERCONNECTION POINTS" means the points at which the Plant interconnects with (a) the electric transmission system , (b) the pipeline for the receipt of natural gas, (c) the water main for the receipt of water, and
     (d) the wastewater line for the outflow of wastewater, each of which is identified in Attachment I of Exhibit "B," provided that if Owner exercises Option 5 in Exhibit J, "500kV Switchyard" the point at which the Plant interconnects with the electric transmission system shall be the points at which the 500kV transmission system terminates at the switchyard deadend structures.

3. Exhibit J, entitled "SCOPE CHANGE, UNITS, RATES AND OPTION PRICING" is hereby amended by deleting the prior exhibit in its entirety and replacing such exhibit with Exhibit J attached to this Amendment.

4. Section 8.1(b) of the EPC Agreement is amended by adding the following language at the end of such Section:

     "In the event that Owner exercises one or more options set forth in Exhibit J which increase the Guaranteed Lump Sum Price by $1,000,000 or more, in the aggregate, Contractor shall, within thirty (30) days after the exercise of such option(s), furnish to Owner an amendment or rider to the payment and performance bonds previously furnished by Contractor, increasing the face amount of such bonds by the amount of increase in the Guaranteed Lump Sum Price which occurs as a result of the exercise of such option(s), provided that Contractor shall not be required to again increase the face amount of such bonds as the result of the further exercise of any options by Owner unless the Guaranteed Lump Sum Price is again increased by $1,000,000 or more."

5. Section 13.1(b) of the EPC Agreement is amended in its entirety to read as follows:

     "(b) The amount of liquidated damages payable by Contractor pursuant to
          Section 13.1(a) shall be limited as follows:


          (i)  The total liquidated damages accrued by Contractor pursuant to
               Section 13.1(a), prior to any reduction under this Section 13.1(b), shall be multiplied by a fraction, the numerator of which is the aggregate number of days of delay in which the Unit(s) do not achieve Commercial Operation by the Scheduled Date(s) of Commercial Operation and for which the performance of General Electric Company under the Turbine Contract is the primary cause of such delay and the denominator of which is the aggregate number of days of delay in which the Unit(s) do not achieve Commercial Operation by the Scheduled Date(s) of Commercial Operation ( the "Turbine Portion of Commercial Operation LDs"). The difference, if any, between total liquidated damages accrued by Contractor pursuant to Section 13.1(a) and the Turbine Portion of Commercial Operation LDs shall be the "Non-Turbine Portion of Commercial Operation LDs." Contractor shall provide reasonable evidence to Owner to support the number of days of delay in which the Unit(s) do not achieve Commercial Operation by the Scheduled Date(s) of Commercial Operation and for which the performance of General Electric Company under the Turbine Contract is the primary cause of such delay.


         (ii) If the Turbine Portion of Commercial Operation LDs is less than or equal to the aggregate liquidated damages which accrue under
               Section 17.1 of the Turbine Contract, as limited by the GE Cap, Contractor shall be responsible for the full amount of liquidated damages determined pursuant to Section 13.1(a).


         (iii) If the Turbine Portion of Commercial Operation LDs is greater than the aggregate liquidated damages which accrue under Section
               17.1 of the Turbine Contract, the liquidated damages determined pursuant to Section 13.1(a) shall be reduced to an amount which is equal the aggregate liquidated damages which accrue under
               Section 17.1 of the Turbine Contract and such amount shall be added to the Non-Turbine Portion of Commercial Operation LDs to determine the total amount of liquidated damages to be paid by Contractor pursuant to Section 13.1."


6. The EPC Agreement as amended by this Amendment shall remain in full force and effect.

IN WITNESS WHEREOF, each party hereto has caused this Amendment to be executed in its name and on its behalf by a duly authorized officer in duplicate originals and effective as of the date first above written.

                                            CONTRACTOR:

                                            ZACHRY CONSTRUCTION CORPORATION,
                                            a Delaware corporation

/S/_________________________                By: /S/_____________________________
Witness                                     Title:  Vice President

                                            OWNER:

                                            TENASKA GEORGIA I, L.P.,
                                            a Delaware limited partnership
                                            By: TENASKA GEORGIA, INC.
                                            Managing General Partner

/s/_________________________                By: /S/_____________________________
Witness                                     Title: Vice President

--------------------------------------------------------- ----------------------
                                                             EPC - Exhibit J
           TENASKA GEORGIA GENERATING PROJECT             ----------------------
                                                           Page 1 of 3
--------------------------------------------------------- ----------------------

1.       PROJECT TEAM UNIT RATES

         The following rates shall be used for engineering cost adjustments for scope of work changes:

         POSITION CATEGORY                                             HOURLY BILLING RATE
         ---------------------------------------------------------------------------------
A.       ENGINEERING TEAM

                  Project Management                                           $109.50
                  Project Department Engineer                                  $ 98.50
                  Project Control Manager                                      $ 89.50
                  Legal/Environment Coordinator                                $ 95.00
                  Senior Engineer                                              $ 89.50
                  Design Engineer                                              $ 81.50
                  Associate Design Engineer                                    $ 73.00
                  Project Secretary                                            $ 40.00
                  Planner/Scheduler                                            $ 70.00
                  Designer                                                     $ 70.00
                  Drafter                                                      $ 51.50
                  Drafting Supervisor                                          $ 77.00
                  PC Usage Rate                                                $  2.80
                  CADD Usage Rate                                              $ 12.60

         B.       SITE MANAGEMENT TEAM

                  Construction Management                                      $109.50
                  Site Department Manager/Superintendent                       $106.00
                  Senior Engineer                                              $ 99.50
                  Engineer                                                     $ 90.50
                  Associate Engineer                                           $ 81.00
                  Field Engineer                                               $ 81.00
                  Secretary/Clerical                                           $ 40.00

The above hourly rates are all inclusive of indirect labor cost, overhead and profit. Direct expenses such as long distance telephone expenses, computer charges, prints,

--------------------------------------------------------- ----------------------
                                                             EPC - Exhibit J
           TENASKA GEORGIA GENERATING PROJECT             ----------------------
                                                           Page 2 of 3
--------------------------------------------------------- ----------------------

reproduction, traveling, and living expenses, cost paid by the Contractor to third parties, and other direct expenses associated with scope of work changes shall be charged in accordance with the Contractor's standard expense rates.

The above hourly rates are valid through an Authorization to Proceed of April 17, 2000. Hourly rates shall be escalated in accordance with Exhibit P of the EPC Agreement if Authorization to Proceed occurs after April 17, 2000.

The following rates shall be used for construction cost adjustments for scope of work changes:

POSITION CATEGORY                                                      HOURLY BILLING RATE
------------------------------------------------------------------------------------------
General Foreman                                                                 $42.36
Foreman                                                                         $39.79
Journeyman                                                                      $37.22
Helper B                                                                        $24.39
Helper A                                                                        $34.53
Laborer - Common                                                                $16.62

The above rates are all inclusive of indirect costs, hand tools and consumables, overhead and profit; however, these rates do not include construction equipment costs. When using the above unit rates, normal changes will be supervised by on-site staff at no charge. However, in the event the scope of change requires additional Contractor staff to be assigned, or current staff to be assigned longer to the Project, the Owner will be billed at the Site Management Team rates.

The above rates are valid for an Authorization to Proceed date of April 17, 2000, and for work performed through May 1, 2002. Rates shall be escalated in accordance with Exhibit P of the EPC Agreement if Authorization to Proceed occurs after April 17, 2000, or if extra work is performed after May 1, 2002.

--------------------------------------------------------- ----------------------
                                                             EPC - Exhibit J
           TENASKA GEORGIA GENERATING PROJECT             ----------------------
                                                           Page 3 of 3
--------------------------------------------------------- ----------------------

III.     OTHER RATES

         On-site Subcontractor's Work                Subcontractor's Invoice + 10%

         Construction Equipment
                  Contractor Owned                   100% of Blue Book for operating
                                                     cost.  85% of Blue Book for owner-
                                                     ship cost.

                  Outside Rent                       Cost + 10%

         Engineered Equipment and                    Invoice + 5%
         Material (Non-Subcontract)

         General Electric Changes                    At Invoice

IV.      OPTION PRICING

         1.  DELETE GAS CHROMATOGRAPH                         -$45,000

         2. DEDICATED TRAIN (NOT TO EXCEED)                   $170,000
         In accordance with Article 2(s) of the EPC Agreement.

         3.  55 DBA NOISE LEVEL AT 1,200 FEET                 $600,000
         If noise option is not exercised prior to June 1, 2002, escalation charges of $30,000 shall be added to the above price.

         4.  REDUCE BUILDERS ALL RISK DEDUCTIBLE             -$125,000
         If Owner obtains All Risk Builder's Risk insurance policy with a deductible amount for Testing (to apply only to losses arising out of hot testing) of $250,000, rather than $500,000. (Refer to Art 15.5 of the EPC Agreement.)

         5.  500kV SWITCHYARD                               $6,655,585
         Contractor to provide 500kV switchyard in accordance with the attached "Specification for 500kV Switchyard" dated 10/6/99. Price includes the payment and performance bond premium.

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 1 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------

       1.0    SCOPE OF WORK

       1.1    INTRODUCTION

              The Contractor shall be responsible for the design, engineering, equipment and materials procurement, construction, commissioning, start-up, and testing of the work. The scope of work shall include all tasks necessary to provide the Georgia Integrated Transmission System (ITS) and the Interconnecting Utility (IU) a complete and functional switchyard in conformance with the performance parameters indicated in this Specification and acceptable to the IU. The electrical one line and site plan drawings included in Attachment I & II shall be used as a guide. The Contractor may modify them, as his design requires, subject to approval of the Owner and the IU. The engineering, procurement and construction services to be performed by the Contractor shall meet the requirements of IU. Where references are made in this document to the Interconnecting Utility (IU), such references shall include the Utility with which the Owner has contracted for interconnection, and the Georgia Integrated Transmission System
              (ITS) and it's members.

       1.2    ENGINEERING AND DESIGN

              1.2.1  GENERAL REQUIREMENTS

                     The Contractor shall be responsible for providing all engineering and design services required for the construction of the switchyard. Detail engineering shall include the preparation of equipment and material specifications, construction drawings based on calculations, studies and vendor information, and final as-built drawings.

                     The Contractor shall review and comply with all applicable local, state and federal codes, regulations and standards. Coordination with the appropriate regulatory officials, and the IU shall be the Contractor's responsibility.

                     The engineering and design shall assure that all equipment and systems fit and work together as integrated systems and that the design and installation are compatible with systems provided by others such that their function, operation, safety and performance are not impaired.

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 2 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------

                     All Contractor specifications and design and construction drawings shall be stamped and signed by a professional engineer registered in the State of Georgia.

              1.2.2  CIVIL WORK

                     The Contractor shall be responsible for the full development of the civil engineering and design for the switchyard. The Contractor shall be responsible for all underground utilities within the switchyard, final grading and all other civil work.

                     The Contractor shall prepare specifications for final soils exploration and site survey as required for the engineering and design of the foundations for buildings, structures, and equipment.

              1.2.3  STRUCTURAL WORK

                     The Contractor shall be responsible for the full development of the structural engineering and design including preparation of calculations, drawings and specifications for all equipment and building foundations, sub-structures, slabs, switchyard buildings, and steel structures.

              1.2.4  ARCHITECTURAL WORK

                     The Contractor shall be responsible for the full development of the architectural design. The architectural design and specifications shall include switchyard control building, including roofing systems, wall systems, interior and exterior finishes, finish and hardware schedules, window and doors, and architectural materials.

              1.2.5  MECHANICAL WORK

                     The Contractor shall be responsible for the full development of the mechanical engineering and design within the switchyard.

              1.2.6  ELECTRICAL WORK

                     The Contractor shall be responsible for the full development of the electrical engineering and design. The electrical design, as a minimum, shall include the following:

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 3 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------

                     o Preparation of detailed one-line diagrams of switchyard showing all relaying and its functions.

                     o Development of arrangement drawings locating the electrical apparatus including structural steel and buswork design, as well as the deadend structures, bus supports, equipment & switch stands.

                     o Preparation of relay drawings, wiring diagrams, AC and DC schematics and metering diagrams.

                     o Preparation of detailed three-line diagram showing the phasing and current and potential transformer connections.

                     o Preparation of conduit and cable schedules for control and instrumentation cables.

                     o Preparation of installation drawings for the electrical equipment and associated interconnecting cables.

                     o Preparation of specifications required for the installation of equipment and materials.

                     o      Preparation of drawings for lighting.

                     o Preparation of electrical equipment, motor and electrical load lists.

                     o Preparation of grounding drawings showing grounding method and connections to equipment and structures.

                     o Preparation of specifications for the lightning protection system.

                     o      Design of switchyard communication system.

                     o Design of the DC systems associated with the switchyard.

                     o      Coordination of tie-in points with the IU.

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 4 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------

              1.2.7  DELIVERY PLACE

                     The project site is located approximately 2 miles north of Georgia Highway 34 between Franklin and Newnan, Georgia. The contractor will be responsible for receiving and safely transporting the equipment to the plant site.

       1.3    CONSTRUCTION, ERECTION AND COMMISSIONING

              The construction, erection and commissioning services shall consist of necessary management, materials, technical advisory services, supervision, labor and construction aids to install and make ready for turnover all the equipment and materials being provided for the switchyard.

2.0    TECHNICAL REQUIREMENTS AND SPECIFICATIONS

2.1    GENERAL

       The Contractor shall furnish all engineering, procurement and construction work, and all equipment, materials, tools and other requirements necessary to provide a complete switchyard in accordance with the requirements of the scope of work of this RFP. The technical requirements and specifications in this section describe the design basis and minimum level of quality for equipment, systems, materials and work. The switchyard and associated equipment and facilities shall be designed and constructed in accordance with the Interconnecting Utility (IU) standards.

       The Contractor is encouraged to define to any deviations from these specifications which, in the opinion of the Contractor, would improve the quality, appearance or performance of the facility. The deviations from these documents require written approval by IU.

       It is the Contractor's responsibility that equipment and materials furnished and the design and construction work be in conformance with all applicable codes, regulations and standards.

2.2    HIGH VOLTAGE 500kV SWITCHYARD

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 5 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------

       This section covers the engineering, design, materials, installation, and testing of the 500kV switchyard for the Power Plant. The switchyard shall be arranged in a ring-bus configuration with all necessary buses, dead-end structures, breakers, insulators, switches, communication equipment, protective relaying, indication & revenue metering, yard lighting (sufficient for operation & maintenance) and other related equipment necessary for connecting the three (3) 18/500kV three winding transformers to the IU 500kV transmission system. The switchyard shall have provisions for the IU local and remote permissive and trip control and metering indication and for Tenaska's remote metering and breaker position indication. The electrical one-line diagram, Attachment IV, shows the conceptual configuration of the switchyard.

       The switchyard shall be designed to meet the requirements of the IU and all applicable local and national codes and standards.

       The Contractor will be responsible for providing and installing the 500kV dead-end structures for terminating the IU 500kV Forston and Plant Wansely transmission lines at the switchyard. The location of the dead-end structures shall prevent the crossing of the switchyard equipment with the transmission lines. The IU will be responsible for making any changes to the existing transmission lines and connecting the lines to the dead-end structures. The Contractor will be responsible for making the connection from the transmission lines to the switchyard equipment and providing coupling capacitor voltage transformers, line traps and line tuners at each transmission line termination. The Contractor shall coordinate all work with the IU.

       The Contractor will be responsible for providing and installing the disconnect switches and take-off structures at each of the plant generator step-up transformers. The 500kV bus will terminate at the 500kV bushings of the transformers with the surge arrestors tapped off the bus. Also, the Contractor shall make provisions for transmitting signals from the switchyard revenue meters and breaker positions to the power plant control room.

       The Contractor will provide fencing and crushed rock for the switchyard area and area around the step-up transformers, disconnect switches and take-off structure. The switchyard Contractor will provide finish grading within the switchyard area prior to the placement of crushed rock surfacing.

       All switchyard structures, dead-end structures, and take-off structures shall be designed to comply with the IU standards and specifications. All structures shall be

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 6 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------

       designed for short circuit duty of 63kA, extreme wind loading per ANSI A58.1 - 1982, and extreme ice loading per NESC Heavy ANSI C2 - 1997 version. The transmission line dead-end structures shall be self supporting and shall be designed for the following:

              -      Conductor Configuration on Line          Horizontal

              -      Conductor Size                           1113mcm, 45/7 ACSR

              -      Conductors per Phase                     Three

              -      Shield Wire Size                         3/8 inch EHS Steel

              -      Number of Shield Wires                   Two

              -      Maximum Line Tension per Phase           42,000 lb. (14,000
                                                              lb./conductor)

              -      Maximum Line Angle at Dead-end           15 degrees

              -      Minimum Phase Spacing at                 30 feet
                     Dead-end

              The power circuit breakers shall be three phase, 60 Hertz for outdoor use on an effectively grounded system. The breakers shall be of the dead-tank type with required IPO's. Live-tank breakers are not acceptable. The breakers shall be designed for the following:

              -      Seismic Rating                                 Zone 1

              -      Nominal Voltage                            500kV

              -      Rated Maximum Voltage                      550kV

              -      Basic Impulse Level (BIL)                  1800kV

              -      External Creep Phase to Ground             318 inches (min)

              -      Interrupting Capability                    63 kA

              -      Interrupting Time                          2 Cycles

              -      Trip Coils - Independent                   2

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 7 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------

              The switchyard bus shall have a BIL rating of 1800kV and shall be designed to withstand a short circuit of 63 kA. All connections, buswork, hardware, and fittings shall be of the corona free type. The bus shall be aluminum.

              Primary and secondary relaying shall be provided for any fault in the 500kV switchyard and associated transmission lines such that at least two independent relays will operate to initiate action to isolate the fault. The general relaying requirements are as follows:

              - Primary Pilot: Ultras High Speed Stand-Alone Unblocking Pilot Scheme

              - Primary Non-Pilot: Independent Non-Pilot Phase Step Distance Scheme

              - Secondary Pilot/Non-Pilot: Independent Ground Step Distance Scheme with Unclocking Channel

              -      Independent Dual Channel Bi-Directional Transfer Trip
                     Scheme

              -      Independent Breaker-Failure Scheme for Each Breaker

              -      Primary and Secondary High Speed Bus Differential Scheme

              The primary and secondary relaying system must be connected to separate bushing current transformers and to separate trip coils in the circuit breakers and shall operate from two (2) battery sources. Primary, secondary and auxiliary relays must be connected so that the failure of one relay will not disable both trip circuits to a circuit breaker. All pilot channels and pilot relaying systems must be compatible with the pilot relays and channel equipment at the remote end of the 500kV line. An independent Sequence of Events Recorder (SER) and Remote Terminal Unit (RTU) are required to meet operational requirements. Out-of-Step relaying and Digital Fault Recorder may be required to meet system stability and operational requirements.

              The controls and relays shall be powered from a dedicated, redundant, 125 V dc power system consisting of two battery chargers and the two (2) station batteries located in the battery room of the Control Building. Two (2) 480 V power feeds from redundant dry-type transformers and panels in the power plant shall be installed to provide power to the switchyard control building.

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 8 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------

              The Contractor shall provide the electrical panels and transformers at the switchyard for use at the required voltage within the switchyard facility.

              A complete ground grid shall be designed and installed for the substation. The ground grid shall be designed for 63 kA short circuit duty for1/4second. The touch and step potential of the ground grid shall be less that the allowable shown in IEEE Standard 80.

              The Contractor shall perform the required grounding study.

              The following is a preliminary list of equipment and materials for the 500kV switchyard. The Contractor shall be responsible for determining the actual quantities required subject to IU approval:

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 9 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------


                                   EQUIPMENT/MATERIAL LIST FOR 500kV SWITCHYARD

                 DESCRIPTION                                                                     QUANTITY
                 -----------                                                                   -------------
                 CIRCUIT BREAKER, 500kV, 1800kV BIL, 3000A. continuous,                             3
                 63kA interrupting, 2 cycle interrupting time, w/4 sets of BCT's relay accuracy, 2-trip coils

                 TRANSFORMER, potential 500kV-120V. w/2 secondary windings                          9

                 TRANSFORMER, current, 500kV (for metering)                                         6

                 SWITCH, airbreak, motor operated, 500kV, 3000A continuous,                       1 lot
                 100kA mom.  (See one line diagram)

                 RELAYING, transmission line, pilot (primary and secondary)                       4 lots

                 RELAYING, transmission line, non-pilot (primary and secondary)                   4 lots

                 RELAYING, bus differential (primary and secondary)                               2 lots

                 RELAYING, breaker failure                                                        3 lots

                 TRANSFER TRIP EQUIPMENT (dual channel, bi-directional)                           4 lots

                 DCS EQUIPMENT (To be installed in Generator Control Room)                        1 lot

                 SCADA equipment                                                                  1 lot

                 FAULT RECORDER, DIGITAL                                                          1 lot

                 SEQUENCE OF EVENTS RECORDER                                                      1 lot

                 FERRORSONANCE PROTECTION                                                         1 lot

                 COMMUNICATION EQUIPMENT PER IU SPECIFICATIONS                                    1 lot

                 REVENUE METERING complete with bi-directional registers (primary and backup)     2 lots

                 BUSWORK AND CONNECTORS                                                           1 lot

                 INSULATORS, 500kV                                                                1 lot

                 CONDUIT AND CABLE TRENCH                                                         1 lot

                 POWER & CONTROL CABLE with Cu shielded insulation                                1 lot

                 CONTROL BUILDING AND ACCESSORIES, climate controlled                             1 lot

                 BATTERY AND BATTERY CHARGER, 125 volts                                           2 lots

                 STRUCTURAL STEEL                                                                 1 lot

                 GROUNDING                                                                        1 lot

                 HARDWARE                                                                         1 lot

                 REINFORCING STEEL, ANCHOR BOLTS AND CONCRETE                                     1 lot

                 FENCE 8' Minimum (7' fabric, 1' barb wire)                                       1 lot

                 MISCELLANEOUS                                                                    1 lot

----------------------------------------------------- --------------------------
          TENASKA GEORGIA GENERATION PROJECT           Specification for
                                                       500 kV Switchyard
                                                      --------------------------
                                                       Page 10 of 10
----------------------------------------------------- --------------------------
                                                       Date: 10/6/99
----------------------------------------------------- --------------------------